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                                                                    EXHIBIT 10.3

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


     This Amendment to Registration Rights Agreement is entered into as of December 1, 1997, by and among FLIR SYSTEMS, INC., an Oregon corporation (the "Company") and HE HOLDINGS, INC., FORMERLY KNOWN AS HUGHES AIRCRAFT COMPANY ("Hughes").

     WHEREAS, the Company, Hughes and Louisiana-Pacific Venture Corp. ("LP Venture Corp.") entered into a Registration Rights Agreement dated as of May 12, 1993 (the "Agreement");

     WHEREAS, LP Venture Corp. has disposed of the Shares subject to the provisions of the Agreement;

     WHEREAS, the Company and Hughes desire to amend and restate certain provisions of the Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. Section 4.1 of the Agreement is hereby amended and restated as follows:

     4.1 If the representative of the underwriters participating in the sale and distribution of the Company's securities covered by such registration statement agrees that a number of Shares in excess of the shares to be sold on behalf of the Company (the "Permissible Secondary Shares") may be included in the offering covered by the registration statement, the Company's notice shall afford the Holders of Shares an opportunity to elect to include in such registration Shares owned by them. Each Holder shall have twenty (20) days after receipt of the Company's notice to notify the Company in writing of the number of Shares (the "Elected Shares") which such Holder elects to include in the offering and the Elected Shares shall be included in the offering. If the aggregate number of Elected Shares that the Holders thereof desire to include in such offering exceeds the number of Permissible Secondary Shares, then each such Holder shall be entitled to include that number of Permissible Secondary Shares, then each such Holder shall be entitled to include that number of Shares that bears the same ratio to the number of Permissible Secondary Shares as the number of Elected Shares such Holder desires to include bears to the number of Elected Shares all such Holders desire to include. Such representative may increase or decrease the number of Permissible Secondary Shares at any time until all Shares included in such registration shall have been sold by such underwriters. Notwithstanding anything in this Section 4.1 to the contrary, if the Company proposes to register any offering of shares of its capital stock under the Securities Act in response to a demand for registration made pursuant to Section 2 of the Registration Rights Agreement dated as of December 1, 1997 by and among the Company, Spectra-Physics AB, Spectra-Physics Holdings PLC and Pharos Holdings, Inc. (the "Spectra Registration Rights Agreement"), all shares of the Company's capital stock requested to be
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included in the offering pursuant to the Spectra Registration Rights Agreement shall be included in the offering before any Shares owned by the Holders are included in the offering.

     2.   Section 6 of the Agreement is hereby amended and restated as follows:

                                   SECTION 6

                               OPINION OF COUNSEL
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     The Company shall have no obligation under Sections 3 and 4 to register any
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Shares if the Company shall deliver to the Holder or Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holder or Holders and their counsel to the effect that the proposed sale or disposition of all of the Shares of such Holder or Holders for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public transaction. The Company hereby agrees to indemnify the Holders of Shares, and each of them, against, and to hold them harmless from, all damages, losses, liabilities (including liability for rescission), costs and expenses that they may incur under the Securities Act or otherwise by reason of their proceeding in accordance with such opinion of counsel. Notwithstanding anything to the contrary contained herein, the foregoing provisions of this
Section 6 shall not apply in situations where any Holder requesting such registration owns five percent (5%) or more of the outstanding Common Stock.

     3. Pursuant to Section 4.2 of the Agreement, Hughes hereby consents to, and only to, the Company's grant of the registration rights specified in the Spectra Registration Rights Agreement in the form attached hereto as Exhibit A.

     4. Except as set forth and modified herein, the Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties set forth below.

THE COMPANY:                  FLIR SYSTEMS, INC.


                              By:/s/ J. Kenneth Stringer III, President
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HUGHES:                       HE HOLDINGS, INC., FORMERLY KNOWN AS
                              HUGHES AIRCRAFT COMPANY


                              By:/s/ Robert M. Hall, Secretary
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